                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549



                                   FORM 8-K
                                   --------

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported):  November 6, 1998


                           PRIMEX TECHNOLOGIES, INC.
            (Exact name of registrant as specified in its charter)




       VIRGINIA                     0-28942                    06-1458069
  (State or other                (Commission              (I.R.S. Employer
    jurisdiction                 File Number)             Identification Number)
  of incorporation)


         10101 NINTH STREET NORTH, ST. PETERSBURG, FLORIDA  33716-3807
             (Address of principal executive offices) (Zip Code)



                                (727) 578-8100
             (Registrant's telephone number, including area code)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On November 6, 1998, Primex Technologies, Inc. ("Primex") acquired all of the issued and outstanding stock of CMS, Inc. and Defense Research Incorporated (the "CMS Group") for $123,000,000 (the "Purchase Price") from Daimler-Benz Finance Corporation ("DBFC"). The purchase of the CMS Group is referred to herein as the "Acquisition." Prior to the Acquisition, the CMS Group was an operating division of Daimler-Benz Aerospace AG. The Acquisition Purchase Price paid by Primex was determined on the basis of arm's length negotiations between the parties. There is no material relationship between Primex and DBFC or any of their respective affiliates, directors or officers.

Financing for the Acquisition was obtained under Primex's $160 million credit agreement dated December 23, 1996 among Primex, various participating lenders and the Morgan Guaranty Trust Company of New York, as administrative agent.

The principal business areas of the CMS Group include precision metal parts production; warhead development; explosive load, assemble and pack; and air and ground delivered weapons systems. The CMS Group's largest customers are U.S. Department of Defense prime contractors. Primex has no present intent to materially change the business areas of the CMS Group.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

A)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED:

As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than January 20, 1999.

B)   PRO FORMA FINANCIAL INFORMATION:

As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) for Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than January 20, 1999.


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C)   EXHIBITS

2.1 Stock Purchase Agreement by and between Primex Technologies, Inc. and Daimler-Benz Finance Corporation, dated October 9, 1998. (Pursuant to Item 601(b)(2) of Regulation S-K, the Company hereby agrees to furnish supplementally to the Commission, upon request, a copy of any schedule or exhibit omitted from such Stock Purchase Agreement as filed herewith.)



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PRIMEX TECHNOLOGIES, INC.
                                   (Registrant)


Date:  November 23, 1998           /s/ George H. Pain
       -----------------           ------------------
                                   Vice President, General Counsel and
                                   Secretary


Date:  November 23, 1998           /s/ John E. Fischer
       -----------------           -------------------
                                   Vice President and Chief Financial
                                   and Accounting Officer



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EXHIBITS AND SCHEDULES
----------------------

EXCEPT FOR THE EXHIBITS MARKED WITH AN ASTERISK (*) BELOW, THE FOLLOWING SCHEDULES AND EXHIBITS HAVE BEEN OMITTED FROM THIS FORM 8-K IN ACCORDANCE WITH
ITEM 601(B)(2) OF REGULATION S-K:


Exhibit 1.02(b)(1)       Closing Date Balance Sheet Adjustment Formula
Exhibit B                Adjusted Current Balance Sheet
Exhibit 2.01(g)          Opinion of Counsel to Sellers
Exhibit 2.01(h)(1)*      Guaranty Agreement
Exhibit 2.01(h)(2)*      Non-Exclusive License for Intellectual Property
Exhibit 2.01(h)(3)       Current Business Plans
Exhibit 2.01(i)  *       Confidentiality and Noncompete Agreement
Exhibit 2.01(j)  *       Release
Exhibit 6.01             Items Not Yet Delivered at the Time of Execution
                         of the Agreement
Exhibit 8                Current Sites
Schedule 5.01(a)         Ownership of Shares
Schedule 5.01(c)         Incorporation, Qualification, etc.
Schedule 5.01(d)         No Conflict with Other Instruments
Schedule 5.01(e)         Capitalization; Subsidiaries and Affiliates
Schedule 5.01(g)         Liabilities
Schedule 5.01(h)         Taxes
Schedule 5.01(i)         Title to Properties; Liens; Condition of Properties
Schedule 5.01(j)         Inventories
Schedule 5.01(k)         Intellectual Property
Schedule 5.01(l)         Environmental and Safety Matters
Schedule 5.01(m)         Labor and Employment Matters
Schedule 5.01(n)         Employee Benefit Plans
Schedule 5.01(o)         Customers and Suppliers
Schedule 5.01(p)         Insurance
Schedule 5.01(q)         Contracts, Agreements and Plans
Schedule 5.01(r)         Compliance with Law
Schedule 5.01(s)         Litigation
Schedule 5.01(t)         Absence of Material Changes
Schedule 5.01(v)         Accounts Receivable
Schedule 5.01(w)         Employees
Schedule 5.01(x)         Relationships with Related Persons
Schedule 5.01(z)         Software
Schedule 5.01(aa)        Year 2000 Compliance